Exhibit 32.1

CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S. C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Amended Quarterly Report of SigmaBroadband Co., (the "Company") on Form 10-Q/A for the period ended June 30, 2016 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jeffery A. Brown, President and Principal Executive Officer of the Company, certify, pursuant to 18 U.S. C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes- Oxley Act of 2002, that, to my knowledge:

(1)            The Report fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and
(2)            The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

SIGMABROADBAND CO.
August 31, 2016
    By:                      /s/ Jeffery A. Brown
Jeffery A. Brown
President, Secretary, Principal Executive Officer,
and Director